STATEMENT OF ADDITIONAL INFORMATION


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                          MANAGED MUNICIPAL FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  IT SHOULD BE READ
IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND,


            535 Madison Avenue, 30th Floor New York, New York 10022,

                                 (800) 955-7175.



  Statement of Additional Information Dated: March 1, 2002, as revised May 30,
      2002 Relating to the Prospectus dated March 1, 2002, as supplemented
               May 29, 2002, for ISI Managed Municipal Fund Shares






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                                TABLE OF CONTENTS
                                                                        PAGE


GENERAL INFORMATION AND HISTORY..............................................3
INVESTMENT OBJECTIVES AND POLICIES...........................................3
Investment Restrictions.....................................................10
VALUATION OF SHARES AND REDEMPTIONS.........................................11
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS........................12
MANAGEMENT OF THE FUND......................................................17
INVESTMENT ADVISORY AND OTHER SERVICES......................................23
ADMINISTRATION..............................................................25
DISTRIBUTION OF FUND SHARES.................................................26
BROKERAGE...................................................................30
CAPITAL STOCK...............................................................32
Semi-Annual reports and annual reports......................................32
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...........................33
INDEPENDENT AUDITORS........................................................36
LEGAL MATTERS...............................................................36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................36
PERFORMANCE INFORMATION.....................................................36
FINANCIAL STATEMENTS........................................................42

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GENERAL INFORMATION AND HISTORY

     Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Managed Municipal Fund Shares (the "ISI Shares").

     Prior to March 1, 2002, the Fund offered Deutsche Asset Management Managed Municipal Fund - Class A Shares (the "Deutsche Asset Management Class A Shares"), formerly Flag Investors Managed Municipal Class A Shares.

     The Fund's prospectus contains important information concerning the class of shares offered and the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor") at (800) 955-7175, or from Participating Dealers that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on February 26, 1990.


INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are to seek a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objectives.

     Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

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     Under normal  market  conditions,  the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. There can be no assurance that the Fund will achieve its investment objectives.

     Municipal  Obligations can be classified  into three principal  categories:
"general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.

     Revenue bonds include, in most cases, "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor (the "Advisor") under criteria approved by the Board of Directors. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

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     The  addition  of a plus  or  minus  sign to the A or AA  categories  shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

     The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board of Directors. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

     The Fund may invest up to 10% of its total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may invest only in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating agency.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

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WHEN-ISSUED SECURITIES

     New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.


ACQUISITION OF STAND-BY COMMITMENTS

     The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

     The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.


PURCHASE OF VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

     The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements

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provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


INVESTMENTS IN FUTURES CONTRACTS

     The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant ("FCM") (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

     Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

     Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

     Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts involve risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Advisor about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of

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


futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.


INVESTMENTS IN REPURCHASE AGREEMENTS

     The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest at least equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


TAXABLE INVESTMENTS
     From time to time, the Fund may invest in securities, which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")


SIZE OF FUND

     The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.


INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);
2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);
3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;
4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;
5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;
8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;
9.   Effect short sales of securities;
10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);
11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or
12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

     The following investment restriction may be changed by a vote of a majority of the Board of Directors: The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.


VALUATION OF SHARES AND REDEMPTIONS


VALUATION OF SHARES

     The net asset value per Share is determined daily as of the close regular trading on the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.


REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders. The Fund will be subject to federal income taxation to the extent any such gains are not distributed.


FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you invest them in additional Shares.

     The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

     Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

     The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at a maximum rate of 20%, regardless of the length of time you have held Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

     The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

     In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.


FEDERAL EXCISE TAX

     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

     Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a "branch profits tax" on your "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

     If you are a "substantial user" (or related to "substantial users") of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses a trade or business a part of such a facility.

     Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

     Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

STATE AND LOCAL TAXES

     Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

     Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an `interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non-Independent Director (an 'Interested Director') follows. The Interested Director is considered to be an interested person as defined by the 1940 Act because of his employment with the Fund's advisor and underwriter. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

INFORMATION CONCERNING DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                              THE FUND
                                                                                              COMPLEX
 NAME, BIRTH DATE AND                BUSINESS EXPERIENCE AND DIRECTORSHIPS                    OVERSEEN BY
 POSITION WITH THE FUND              DURING THE PAST 5 YEARS                                  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                   Private Equity Investor (1997 to present); Director,            4
5/27/37                              Soundview Technology Group, Inc. (investment banking)
Director since 1998.                 (July 1998 to present), Corvis Corporation, (optical
                                     networks) (July 2000 to present), The Nevis Fund
                                     (registered investment company) (July 1999 to
                                     present), Brown Investment Advisory & Trust Company
                                     (February 2001 to present), and certain funds in the
                                     Deutsche Asset Management Family of Funds (registered
                                     investment companies) (March 1998 to present).


                                                                              17




------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                              THE FUND
                                                                                              COMPLEX
 NAME, BIRTH DATE AND                BUSINESS EXPERIENCE AND DIRECTORSHIPS                    OVERSEEN BY
 POSITION WITH THE FUND              DURING THE PAST 5 YEARS                                  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                     Formerly, Director, Circon Corp. (medical
                                     instruments), (November 1998-January 1999); President
                                     and Chief Executive Officer, The National Association
                                     of Securities Dealers, Inc. and The NASDAQ Stock
                                     Market, Inc., (1987-1997); Director, Flag Investors
                                     Emerging Growth Fund, Inc. (now known as Emerging
                                     Growth Fund, Inc.) and Flag Investors
                                     Short-Intermediate Income Fund, Inc. (now known as
                                     Short-Intermediate Income Fund, Inc.) (registered
                                     investment companies), (resigned 2000); Chief
                                     Operating Officer of Alex. Brown & Sons Incorporated
                                     (Deutsche Banc Alex. Brown Inc.), (1985-1987);
                                     General Partner, Alex. Brown & Sons Incorporated
                                     (Deutsche Banc Alex. Brown Inc.), (1976-1985).

-----------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy                        Director, Household International (banking and                  4
11/16/32                             finance) (1992 to present) and certain funds in the
Director since 1994.                 Deutsche Asset Management Family of Funds (registered
                                     investment  companies) (1993 to present). Formerly,
                                     Chairman of the Quality Control Inquiry  Committee,
                                     American Institute of Certified Public Accountants,
                                     (1992-1998); Director, Kimberly-Clark  Corporation,
                                     (personal consumer products),  (retired 2000); and
                                     Partner,   KPMG  Peat  Marwick, (retired 1990).

-----------------------------------------------------------------------------------------------------------------------------------
Carl W. Vogt                         Senior Partner, Fulbright & Jaworski, L.L.P. (law);             4
4/20/36                              Director, Yellow Corporation (trucking) (1996 to
Director since 1998.                 present), American Science & Engineering (x-ray
                                     detection  equipment)  (1997 to present),  and
                                     certain funds in the Deutsche Asset Management
                                     Family of Funds (registered investment companies)
                                     (2000 to present). Formerly,  Chairmanand Member,


                                                                              18




------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                              THE FUND
                                                                                              COMPLEX
 NAME, BIRTH DATE AND                BUSINESS EXPERIENCE AND DIRECTORSHIPS                    OVERSEEN BY
 POSITION WITH THE FUND              DURING THE PAST 5 YEARS                                  DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                     National Transportation Safety Board (1992-1994);
                                     Director, National Railroad Passenger Corporation
                                     (Amtrak)  (1991-1992);  Member,  Aviation System
                                     Capacity Advisory Committee (Federal  Aviation
                                     Administration);  President (interim) of Williams
                                     College (1999-2000) and President, certain funds
                                     in the Deutsche Asset Management Family of Funds
                                     (formerly, Flag Investors   Family   of  Funds)
                                     (registered investment companies) (1999-2000).

-----------------------------------------------------------------------------------------------------------------------------------
Interested Director
-----------------------------------------------------------------------------------------------------------------------------------
Edward S. Hyman                      Chairman, International Strategy & Investment Inc.              4
4/8/45                               (registered investment advisor) (April 1991 to
Director since 1990.                 present); Chairman and President, International
                                     Strategy and Investment Group Inc. (registered
                                     investment advisor and broker-dealer) (1991 to
                                     present).

-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
              OFFICERS
-------------------------------------------------------------------------------------------
R. Alan Medaugh                      President, International Strategy & Investment Inc.
8/20/43                              (registered investment advisor) (1991 to present).
President                            Formerly, Director, International Strategy &
                                     Investment Group, Inc. 1991-1999.

-------------------------------------------------------------------------------------------
Nancy Lazar                          Executive Vice President and Secretary,
8/1/57                               International Strategy & Investment Inc. (registered
Vice President                       investment advisor) (April 1991 to present).

                                                                              19




-------------------------------------------------------------------------------------------
Carrie L. Butler                     Managing Director, International Strategy &
5/1/67                               Investment Inc. (registered investment advisor)
Vice President                       (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1991 to 2000).

-------------------------------------------------------------------------------------------
Edward J. Veilleux                   Director, Deutsche Asset Management (formerly BT
8/26/43                              Alex. Brown Inc.) (October 1965 to present);
Vice President                       Executive Vice President, Investment Company Capital
                                     Corp. (April 1996 to present); Trustee, Devcap Trust
                                     (registered investment company) (2000 to present).

-------------------------------------------------------------------------------------------
Margaret M. Beeler                   Associate Managing Director, International Strategy
3/1/67                               & Investment Inc. (registered investment advisor)
Assistant Vice President             (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1996 to 2000);
                                     Marketing Representative, U.S. Healthcare, Inc.,
                                     1995-1996; Sales Manager, Donna Maione, Inc.,
                                     1994-1995 and Deborah Wiley California, 1989-1994.

-------------------------------------------------------------------------------------------
Keith C. Reilly                      Managing Director, International Strategy &
6/2/66                               Investment Inc. (registered investment advisor)
Assistant Vice President             (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1996 to 2000);
                                     Select Private Banking Officer, Assistant Manager,
                                     Chemical Bank, 1995-1996; Financial Consultant,
                                     Dreyfus Corporation, 1989-1995.

-------------------------------------------------------------------------------------------

_______________

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). Each of the Directors of the Fund serves in the same capacity for each of the other funds in the Fund Complex.

DIRECTOR OWNERSHIP IN THE FUND(S)
--------------------------------------------------------------------------------
                                                        AGGREGATE DOLLAR RANGE
                                                        OF OWNERSHIP AS OF
                                                        DECEMBER 31, 2001 IN ALL
                                                        FUNDS OVERSEEN BY
DIRECTOR                  DOLLAR RANGE OF BENEFICIAL    DIRECTOR IN THE FUND
                          OWNERSHIP IN THE FUND(1)      COMPLEX (2)
--------------------------------------------------------------------------------
Independent Directors
--------------------------------------------------------------------------------
Joseph R. Hardiman           None                       $10,001-$50,000
--------------------------------------------------------------------------------
Louis E. Levy                None                       $50,001-$100,000
--------------------------------------------------------------------------------
Carl W. Vogt                 None                       $10,001-$50,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interested Directors
--------------------------------------------------------------------------------
Edward S. Hyman              None                       Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.

2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. The Fund Complex consist of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

     As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s).

------------------------------- ---------------------- --------------- ----------- -------------- -------------
                                                                                   Value of       Percent of
                                                                                   Securities     Class on an
                                Owner and                                          on an          Aggregate
                                Relationship to                        Title of    Aggregate      Basis
Director                        Director               Company*        Class       Basis
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Joseph R. Hardiman              N/A
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Louis E. Levy                   N/A
------------------------------- ---------------------- --------------- ----------- -------------- -------------
Carl W. Vogt                    N/A
------------------------------- ---------------------- --------------- ----------- -------------- -------------
*(describe the company's relationship with the Fund's(s') investment advisor or underwriter)

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 2001, Independent Directors' fees attributable to the assets of the Fund totaled $6,445.98.

     The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively.

                                              COMPENSATION TABLE
---------------------------------------- -------------------------------------- --------------------------------------
NAME OF PERSON, POSITION                 AGGREGATE COMPENSATION FROM THE FUND   TOTAL COMPENSATION FROM THE FUND AND
                                         PAYABLE TO DIRECTORS FOR THE FISCAL    FUND COMPLEX PAYABLE TO DIRECTORS
                                         YEAR ENDED OCTOBER 31, 2001            FOR THE FISCAL YEAR ENDED OCTOBER
                                                                                31, 2001
---------------------------------------- -------------------------------------- --------------------------------------
Edward S. Hyman, Chairman and                               $0                                     $0
Director (1)
---------------------------------------- -------------------------------------- --------------------------------------
Joseph R. Hardiman, Director                           $2,148.66                             $12,000 for service on 4
                                                                                           Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------
Louis E. Levy, Director                                $2,148.66                             $12,000 for service on 4
                                                                                     Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------
Carl W. Vogt, Director                                 $2,148.66                             $12,000 for service on 4
                                                                                     Boards in the Fund Complex
---------------------------------------- -------------------------------------- --------------------------------------

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

     The Board of Directors of the Fund met four times during the fiscal year ended October 31, 2001 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Vogt. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to

----------------
1. A Director who is an "interested person" as defined in the 1940 Act.

the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Vogt. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Vogt. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2001, the Committee did not meet.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and one of its distributors as described below.

     The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

     The Codes of Ethics are on public file with, and are available from, the SEC.


INVESTMENT ADVISORY AND OTHER SERVICES

     ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with net assets of approximately $466 million as of December 31, 2001.\

     Under the Investment Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The Advisor has contractually agreed to reduce its annual fees, if necessary, so that the Fund's annual expenses do not exceed 0.95% of the average daily net assets of either the ISI Shares. This agreement will continue until at least February 28, 2003 and may be extended. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

     The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

     The Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital
Stock"). In approving the continuation of the Fund's investment advisory agreement, the Board, including the Independent Directors, carefully considered
(1) the nature and quality of services to be provided to the Fund; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the investment advisory agreement was in the best interests of the Fund and its shareholders. The Investment Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on June 27, 2001. The Fund or the Advisor may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

     Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

                      FISCAL YEARS ENDED OCTOBER 31,

        2001                      2000                          1999
        ----                      ----                          ----
      $337,3211                $282,4532                     $289,6243

-------------
1 Net of fee waivers of $61,260.
2 Net of fee waivers of $113,361.
3 Net of fee waivers of $166,103.


ADMINISTRATION

     Effective May 24, 2002, Forum Administrative Services, LLC ("FAdS") is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     For its services, FAdS receives an annual fee from the Fund equal to 0.05% of the average daily net assets of the Fund (up to $750 million in assets, and with respect to assets in excess of $750 million, 0.03% of the average daily net assets of the Fund). FAdS receives a minimum fee of $200 per month per fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.

     FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 24, 2002, Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, ("ICCC" ) provided administration services to the Fund.

     As compensation for providing its administration services, the ICCC was entitled to receive an annual fee based on the Fund's average daily net assets calculated daily and payable monthly at the following annual rate based on the combined assets of the Fund Complex.

                                              Incremental Administration Fee
AVERAGE DAILY NET ASSETS           (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------           ---------------------------------------------

$0 - $75,000,000                                   0.20%
 $75,000,001 - $150,000,000                        0.15%
$150,000,001 - $225,000,000                        0.10%
$225,000,001 - $500,000,000                        0.05%
$500,000,001 and over                              0.03%

     ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

     Administration fees were paid by the Fund to ICCC for the last three fiscal years were as follows:


                      FISCAL YEARS ENDED OCTOBER 31,

        2001                       2000                      1999
        ----                       ----                      ----

       $95,128                   $98,598                   $120,301 (1)
                                                           ---------

----------
1. Net of fee waivers of $60,513.

     ICCC also served as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")



DISTRIBUTION OF FUND SHARES

     International Strategy & Investment Group Inc. ("ISI Group") serves as Distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). ICC Distributors Inc. ("ICC Distributors") served as Distributor for the Deutsche Asset Management Class A Shares pursuant to an agreement effective August 31, 1997 ("Deutsche Asset Management Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the ISI Shares either directly or through other broker-dealers.

     The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares (i) will solicit and receive orders for the purchase of ISI Shares
(ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible
(iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund;
(v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the ISI Shares.

     ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of ISI Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The ISI Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding ISI Shares (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and
(b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The ISI Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on June 27, 2001.

     ISI Group and certain broker-dealers ("Participating dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the ISI Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

     As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the ISI Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

     As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                                    FISCAL YEARS ENDED OCTOBER 31,
                                    ------------------------------
                               2001              2000               1999
                               ----              ----               ----
ISI Shares 12b-1            166,435(1)        $166,171(1)       $  192,842 (1)
----------
1.  By ISI Group.


     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the ISI Shares (the "Plan"). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on June 27, 2001.

     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the ISI Shares. The Plan may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

     During the continuance of the Plan, the Fund's Board of Directors will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group under such Plan, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan. In return for payments received pursuant to the Plans in the last three fiscal years, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

     For the last three fiscal years, the Fund's distributor received the following commissions or contingent deferred sales charges, and from such commissions or sales charges, the distributor retained the following amounts:


                                                FISCAL YEARS ENDED OCTOBER 31,
                                                ------------------------------
                                2001                         2000                        1999
                                ----                         ----                        ----
CLASS                 RECEIVED       RETAINED       RECEIVED      RETAINED      RECEIVED      RETAINED
-----                 --------       --------       --------      --------      --------      --------
ISI Shares             $7,2131           0         $9,3751            0        $ 12,665 1          $0
Commissions

----------
1  By ISI Group.

     Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICCC or ISI Group.

     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

     Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

     The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.

     Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services describe above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisor to furnish reports and to maintain records in connection with such reviews.

     The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

     During the fiscal years ended October 31, 2001, October 31, 2000, and October 31, 1999, no brokerage commissions were paid by the Fund for research services.

     The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 2001, the Fund held a 2.55% repurchase agreement issued by Goldman Sachs & Co. valued at $2,592,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

CAPITAL STOCK

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of Shares of which one is currently outstanding: ISI Managed Municipal Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series or class will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

     The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

     As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     Effective May 24, 2002, pursuant to an agreement with the Fund, Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

         For its services, FAcS receives a fee from the Fund as follows:

         For its services, FAcS receives a fee from the Fund as follows:

         Fee per domestic Fund                                    $4,167/month
         Fee global international Fund                            $5,417/month
         Fee for each additional Class of the Fund above one      $750/month

         Asset charges as an annualized percentage of daily net assets: 0.0025% (1/4 basis points)

         The fees are paid monthly for services performed during the following calendar month.

     FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.

     Effective May 24, 2002, Forum Shareholder Services, LLC (the "Transfer Agent") is the transfer agent to the Fund. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     For its services, the Transfer Agent receives a fee from the Fund equal to $1000 per year per Fund CUSIP, plus certain shareholder account and Internet related fees. Such fees shall be paid monthly for services performed during the following calendar month.

     The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Effective May 24, 2002, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust") has been retained as custodian of the Fund's investments. As custodian, pursuant to an agreement with the Fund, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

     For its services, Northern Trust receives a custody fee that is structured in three components. It receives an annual account based fee of $2,500. It receives a variable fee on the market value of assets based upon the country of investment, as shown below

          Tier 1         United States                                                 0.35 basis
                                                                                       points

          Tier 2         Australia, Belgium, Canada, Denmark, Euroclear,               6.0 basis
                         France, Germany, Ireland, Italy, Japan, Luxembourg,           points
                         Malaysia, Netherlands, New Zealand, Sweden and
                         United Kingdom

          Tier 3         Austria, Hong Kong, Norway, Singapore, South Korea,           9.0 basis
                         Spain, Switzerland, Taiwan and Thailand                       points

          Tier 4         Argentina, China, Finland, Mexico, Portugal,                  16.0 basis
                         Shanghai/Shenzhen, Sri Lanka, South Africa and                points
                         Turkey

          Tier 5         Bahrain, Bangladesh, Bolivia, Botswana, Brazil,               40.0 basis
                         Bulgaria, Chile, Colombia, Croatia, Cyprus, Czech             points
                         Rep., Ecuador, Egypt, Estonia, Ghana, Greece,
                         Hungary, Iceland, India, Indonesia, Israel, Ivory
                         Coast, Jamaica, Jordan, Kenya, Latvia, Lebanon,
                         Lithuania, Mauritius, Morocco, Namibia, Oman,
                         Pakistan, Peru, Philippines, Poland, Qatar,
                         Romania, Russia, Slovenia, Slovakia, Swaziland,
                         Trinidad, Tunisia, Uruguay, Venezuela, Zambia and
                         Zimbabwe

Finally, it receives a variable fee per transaction, as shown below.

          Tier 1                                          $ 9 per
          Tier 2                                          $35 per
          Tier 3                                          $65 per
          Tier 4                                          $95 per

          Tier 5                                          $150 per
          Principal Paydowns                               $ 4 per
          Third-party payments/fixed deposits              $50 per
            outside Northern Trust
          Wire Transfers and Mark to Markets               $10 per

     Prior to May 24, 2002, Bankers Trust Company ("Bankers Trust"), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, was retained to act as custodian of the Fund's investments. Bankers Trust received such compensation from the Fund for its services as Custodian as agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 2001, Bankers Trust was paid $17,680 as compensation for providing custody services.

     Prior to May 24, 2002, ICCC, One South Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585) was retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, ICCC received up to $17.22 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 2001, such fees totaled $55,896.

     ICCC also provided certain accounting services to the Fund. As compensation for these services, ICCC was entitled to receive an annual fee, calculated daily and paid monthly as shown below.

                AVERAGE NET ASSETS            INCREMENTAL ANNUAL ACCOUNTING FEE
                ------------------            ---------------------------------
$0 -                   $     10,000,000               $13,000 (fixed fee)
$10,000,001     -      $     20,000,000                     .100%
$20,000,001     -      $     30,000,000                     .080%
$30,000,001     -      $     40,000,000                     .060%
$40,000,001     -      $     50,000,000                     .050%
$50,000,001     -      $     60,000,000                     .040%
$60,000,001     -      $     70,000,000                     .030%
$70,000,001     -      $    100,000,000                     .020%
$100,000,001   -       $    500,000,000                     .015%
$500,000,001   -       $  1,000,000,000                     .005%
over $1,000,000,000                                         .001%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement. As compensation for providing accounting services for the fiscal year ended October 31, 2001, ICCC received fees of $54,904.

INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors, Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street,

Philadelphia, Pennsylvania 19103. From inception through the fiscal year ended October 2000, the annual financial statements of the Fund were audited other auditors.


LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, as of February 1, 2002, the following owned 5% or more of the outstanding Shares of a class of the Fund.

NAME AND ADDRESS                   OWNED OF RECORD     PERCENTAGE OF OWNERSHIP
----------------                   ---------------     -----------------------
RBC Dain Rauscher                          X             7.23% of ISI Shares
Frederick W. Stolz
Emily Stolz
Tenant Common
P.O Box 406
Port Angeles, WA 98362-0065
Deutsche Banc Alex. Brown Inc.             X             8.55% of ISI Shares
FBO 253-21522-15
P.O. Box 1346
Baltimore, MD 21203-1346


     In addition, to Fund management's knowledge, as of February 1, 2002, Directors and officers as a group owned less than 1% of total outstanding Shares of a class of the Fund.


PERFORMANCE INFORMATION

TOTAL RETURN

     The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)
-------------------------------------------

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV
Where:
P  =       hypothetical initial payment of $1,000;
T  =       average annual total return;
n  =       period covered by the computation, expressed in years;
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation of average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
----------------------------------------------------------

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[D]
Where:
P =          hypothetical  initial  payment of $1,000;
T =          average  annual total return (after taxes on distributions);
n =          period covered by the computation, expressed in years.
ATV[D]=      ending value of a  hypothetical  $1,000  payment made at the beginning  of the 1-, 5- or 10-year (or other)  periods at the end of the applicable  period (or fractional  portion),  after
             taxes  on  fund   distributions   but  not   after   taxes  on
             redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
-------------------------------------------------------------------------

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[DR]
Where:
P =   hypothetical initial payment of $1,000;
T =   average annual total return (after taxes on distributions and redemption);
n =   period covered by the computation, expressed in years.

ATV[DR]= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

AGGREGATE TOTAL RETURNS (BEFORE TAXES)
--------------------------------------

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Return = [(ERV) - 1]
                     ---
                      P

Where:
P  =        hypothetical initial payment of $1,000;
ERV=        ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS
------------------------------------------------

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

As of October 31, 2001
------------------------- ------------------------------------------------------
                          1-Year     5-Year       10-Year      Since Inception
                                                               (02/26/90)
------------------------- ------------------------------------------------------
Average Annual Total      6.47%       5.15%        5.82%       6.24%
Returns (Before Taxes)
------------------------- ------------------------------------------------------
Average Annual Total      6.29%       4.96%        5.42%       5.88%
Returns (After Taxes on
Distributions)
------------------------- ------------------------------------------------------
Average Annual Total      5.54%       4.90%        5.34%       5.78%
Returns (After Taxes on
Distributions and
Redemption)
------------------------- ------------------------------------------------------
Aggregate Total Returns   9.76%       32.54%       81.59%      108.91%
(Before Taxes)
------------------------- ------------------------------------------------------
Average Annual Total      9.76%       5.80%        6.15%       6.51%
Return at Net Asset
Value
--------------------------------------------------------------------------------


     If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

     Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculations assume a maximum sales charge of 3.00%. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.

     For the same 30-day period, the taxable-equivalent yield (for an investor in the 31% tax bracket) was 3.36%.

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 2001, 2000, and 1999 the Fund's portfolio turnover rates were 21%, 22%, and 8%, respectively.


FINANCIAL STATEMENTS

     The financial statements for the Fund for the period ended October 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2001.